SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 1997
                             FRANKLIN MONEY FUND
                           DATED NOVEMBER 1, 1996
             FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND DATED MAY 1, 1996
                        AS AMENDED SEPTEMBER 1, 1996
                         FRANKLIN FEDERAL MONEY FUND
                            DATED NOVEMBER 1, 1996
                         FRANKLIN TAX-EXEMPT MONEY FUND
                             DATED DECEMBER 1, 1996

As of January 1, 1997, certain Franklin Templeton Funds began offering a new class of shares, designated "Advisor Class." Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund. Beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc. may also be exchanged for shares of the Fund.

The discussion under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

*Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Fund.

January 1, 1997